Exhibit 10.24

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECOND AMENDMENT TO
LICENSE AGREEMENT

THIS SECOND AMENDMENT TO LICENSE AGREEMENT (the “Second Amendment”) by and between TGI Friday’s of Minnesota, Inc. (“Friday’s”) and Inventure Foods, Inc. (“Licensee”) is effective the 8th day of December, 2016.

WHEREAS, Friday’s and Licensee entered into a License Agreement dated March 31, 2014, as amended November 19, 2014 by the First Amendment to License Agreement, (the “Agreement”) pursuant to which Friday’s licensed the Proprietary Marks to Licensee in connection with the manufacture, marketing, sale and distribution of Licensed Products as set forth therein;

WHEREAS, the parties hereto desire to amend the Agreement as more particularly set forth herein.

NOW THEREFORE, in consideration of the mutual promises and conditions set forth in this Second Amendment and other valuable consideration the receipt of which the parties hereto acknowledge, the parties agree as follows:

1. Minimum Guarantee. The definition of Minimum Guarantee in Section 1 is hereby deleted and replaced in its entirety with the following:
Contract Year (Including those within Renewal Term)	Minimum Annual Royalties
2014	[***]
2015	[***]
2016	[***]
2017	[***]
2018	[***]
2019	[***]
2020	[***]
2021	[***]
2022	[***]
2023	[***]
2024	[***]

2. Defined Terms. Capitalized terms used herein and not otherwise defined or amended herein shall have the respective meanings given to them in the Agreement.

3. Conflicts, Effects on Agreement.   Except as specifically modified by this Second Amendment, the Agreement shall remain in full force and effect.   To the extent the terms of this Second Amendment conflict with the terms of the Agreement, this Second Amendment shall control.

4. Governing Law. This Amendment shall be considered as having been entered into in the State of Texas, and shall be construed and interpreted in accordance with the laws thereof.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on this 8th day of December, 2016.

TGI Friday’s of Minnesota, Inc.Inventure Foods, Inc.

By: /s/ Thomas KurrikoffBy: /s/ Steven Sklar

Name: Thomas KurrikoffName: Steven Sklar

Title: CFOTitle: SVP & GM Snack Division